UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 6, 2012

INVENTTECH INC.

(Exact name of registrant as specified in its charter)

Nevada	333-173040	46-0525350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1736 Angel Falls Street

Las Vegas, NV, 89142-1230

(Address of principal executive offices)

Registrant’s telephone number, including area code:  1-209-694-4885

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Paragraph.

Inventtech Inc. previously filed a Form 8-K on March 1, 2012 relating to the dismissal and appointment of auditors. The Form 8-K was not filed with the correct exhibit. This amended report on Form 8-K is being filed with the correct exhibit.

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 6, 2012, the Board of Directors of Inventtech Inc. (the “Company” or the “Registrant”) dismissed GBH CPAs, PC, as its independent registered public accounting firm. On the same date, February 6, 2012, the accounting firm of Weinberg & Baer LLC, was engaged as the Registrant's new independent registered public accounting firm. The Board of Directors of the Registrant approved the dismissal of GBH CPAs, PC and the engagement of Weinberg & Baer LLC, as its independent auditor. The report of GBH CPAs, PC on the Company's financial statements for the period from April 29, 2010 (inception) through December 31, 2010, did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements for the fiscal year ended December 31, 2010 included a going concern qualification in the Registrant's audited financial statements.

During the period from April 29, 2010 (inception) through December 31, 2010, and the subsequent interim periods thereto, through the date of dismissal, there were no disagreements with GBH CPAs, PC whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to GBH CPAs, PC's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Registrant's financial statements.

The Registrant has requested that GBH CPAs, PC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Such letter is attached as Exhibit 16.1.

On February 6, 2012, the Registrant engaged Weinberg & Baer LLC, as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the Registrant has not consulted Weinberg & Baer LLC, regarding any of the matters described in Item 304(a)(1)(v) and Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit #	Description of Exhibit
16.1*	Letter from GBH CPAs, PC dated February 27, 2012, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

 * Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inventtech Inc.

By:	/s/ Mohamad Abdel Hadi
Mohamad Abdel Hadi
Title: Chief Executive Officer

Date:   March 1, 2012